SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  September 10, 1998

                               ---------------------


                          Boston Scientific Corporation
               (Exact name of registrant as specified in charter)



       DELAWARE                      1-11083                         04-2695240
(State or other jurisdiction      (Commission                     (IRS employer
  of incorporation)               file number)               identification no.)

          One Boston Scientific Place, Natick, Massachusetts 01760-1537
           (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (508) 650-8000







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Item 5.        Other Events

            On September 10, 1998, Boston Scientific Corporation (the "Company") announced that it had completed its acquisition of Schneider Worldwide, a member of the Medical Technology Group of Pfizer Inc., for $2.1 billion in cash. The purchase price was funded by the issuance of commercial paper.

            The commercial paper issued will not be and has not been registered under the Securities Act of 1933. Purchasers of the commercial paper may not reoffer or resell it in the United States absent registration or an applicable exemption from registration requirements.

Item 7.        Financial Statements, Pro Forma Financial Information and
Exhibits


               Exhibit Number      Description
               --------------      -----------

                   99.1            Press Release dated September 10, 1998







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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  BOSTON SCIENTIFIC CORPORATION

Date:  September 10, 1998                         By:/s/ Lawrence J. Knopf
                                                     ---------------------
                                                     Lawrence J. Knopf
                                                     Vice President and
                                                     Assistant General Counsel




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                                INDEX TO EXHIBITS



Exhibit                Exhibit
Number                 Description                                         Page

99.1                   Press Release dated September 10, 1998                1